UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


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                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934

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

Date of report (Date of earliest event reported)      November 17, 2004
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                               Marsh & McLennan Companies, Inc.
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                      (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5998                         36-2668272
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 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
      of Incorporation)                                                Identification No.)


     1166 Avenue of the Americas, New York, NY                               10036
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    (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code    (212) 345-5000
                                                   --------------------------------------------


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

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                 Section 1--Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On November 17, 2004, Marsh & McLennan Companies, Inc. ("MMC") entered into a commitment letter with Citibank, N.A., Bank of America, N.A. and Deutsche Bank AG New York Branch and certain of their affiliates (the "Arranging Banks") with respect to a new $1 billion term loan facility (the "Term Loan Facility") and the amendment of $1.7 billion of existing revolving facilities (the "Revolving Facilities" and together with the Term Loan Facility, the "Facilities"). The Term Loan Facility would replace MMC's existing $700 million and $355 million revolving credit facilities which are due to expire in 2005. The Arranging Banks have committed an aggregate of $525 million to the Term Loan Facility with the balance to be raised in the syndicated bank loan market. The commitment letter is subject to certain customary conditions including satisfactory completion of documentation, due diligence and syndication.

The Term Loan Facility will mature December 31, 2006, $1 billion of the amended Revolving Facilities will mature June 13, 2007 and $700 million of the amended Revolving Facilities will mature June 9, 2009. The Facilities will be unconditionally guaranteed by Marsh Inc., Putnam Investments Trust and Mercer Inc.

MMC expects that the closing of the Facilities will occur in mid-December. While MMC knows of no reason why it will not be able to achieve this goal, there can be no assurance.

The foregoing brief summary of the commitment letter is qualified in its entirety by reference to the commitment letter, a copy of which is filed herewith.




                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits

                10.1 Commitment Letter dated as of November 17, 2004 among MMC, Citibank, N.A., Bank of America, N.A. and Deutsche Bank AG
                New York Branch and certain of their affiliates.



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                INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Marsh & McLennan Companies, Inc. and its subsidiaries ("MMC") and their representatives may from time to time make verbal or written statements (including certain statements contained in this report and other MMC filings with the Securities and Exchange Commission and in our reports to stockholders) relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenues, expenses, earnings, cash flow, elimination of market service agreements ("MSA"), capital structure, existing credit facilities, access to commercial paper markets, pension funding, the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, the matters raised in the complaint filed by the New York State Attorney General's Office stating a claim for, among other things, fraud and violations of New York State antitrust and securities laws, as well as market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, contingencies, and matters relating to MMC's operations and income taxes. Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions, and long-term trends, as well as management's expectations concerning future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements contained herein include, in the case of MMC's risk and insurance services business, changes in competitive conditions, the impact of litigation and other matters concerning the claims brought by the New York State Attorney General's Office and state insurance regulators, loss of clients, inability to collect previously accrued MSA revenue, movements in premium rate levels, the conditions for the transfer of commercial risk and other changes in the global property and casualty insurance markets, natural catastrophes, mergers between client organizations, and insurance or reinsurance company insolvencies. Factors to be considered in the case of MMC's investment management business include changes in worldwide and national equity and fixed income markets, actual and relative investment performance, the level of sales and redemptions, and the ability to maintain investment management and administrative fees at historic levels; and with respect to all of MMC's activities, the ability to amend or replace MMC's existing credit facilities to provide long term support for commercial paper borrowings following the claims brought by the New York State Attorney General, the continued strength of MMC's relationships with its employees and clients, the ability to successfully integrate acquired businesses and realize expected synergies, changes in general worldwide and national economic conditions, the impact of terrorist attacks, changes in the value of investments made in individual companies and investment funds, fluctuations in foreign currencies, actions of competitors or regulators, changes in interest rates or in the ability to access financial markets, developments relating to claims, lawsuits and contingencies, prospective and retrospective changes in the tax or accounting treatment of MMC's operations, and the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates.


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Forward-looking statements speak only as of the date on which they are made, and
MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Please refer to Marsh & McLennan Companies' 2003 Annual Report on Form 10-K for "Information Concerning Forward-Looking Statements," its reports on Form 8-K, and quarterly reports on Form 10-Q.

MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided. Investors can link to MMC and its operating company websites through www.mmc.com.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARSH & McLENNAN COMPANIES, INC.

                                        By: /s/ Bart Schwartz
                                            -----------------------------------
                                            Name: Bart Schwartz
                                            Title: Deputy General Counsel



Date:  November 22, 2004